Roundhill China Dragons ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 39.8%	Shares	Value
Auto Manufacturers - 6.6%
BYD Co. Ltd. - ADR	24,534	$2,486,030

Internet - 26.6%(a)
Alibaba Group Holding Ltd. - ADR	19,190	2,537,494
Meituan - ADR (b)	61,516	2,481,555
PDD Holdings, Inc. - ADR (b)	20,930	2,477,066
Tencent Holdings Ltd. - ADR	39,144	2,498,953
		9,995,068

Telecommunications - 6.6%
Xiaomi Corp. - ADR (b)	78,208	2,473,719
TOTAL COMMON STOCKS (Cost $14,415,331)		14,954,817

SHORT-TERM INVESTMENTS - 114.6%		Value
Money Market Funds - 5.2%	Shares
First American Government Obligations Fund - Class X, 4.27% (c)	1,938,477	1,938,477

U.S. Treasury Bills - 109.4%	Par
4.24%, 04/01/2025 (d)	20,057,000	20,057,000
0.00%, 05/01/2025 (d)(e)	21,053,000	20,978,788
		41,035,788
TOTAL SHORT-TERM INVESTMENTS (Cost $42,974,265)		42,974,265

TOTAL INVESTMENTS - 154.4% (Cost $57,389,596)		57,929,082
Liabilities in Excess of Other Assets - (54.4)%		(20,413,378)
TOTAL NET ASSETS - 100.0%		$37,515,704
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	The rate shown is the annualized effective yield as of March 31, 2025.
(e)	Zero coupon bonds make no periodic interest payments.

Roundhill China Dragons ETF
Schedule of Total Return Swap Contracts
March 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Alibaba Group Holding Ltd.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	11/04/2025	$3,402,475	$326,998
BYD Co. Ltd.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	11/04/2025	3,086,322	575,502
Meituan	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	11/04/2025	4,560,890	(917,052)
PDD Holdings, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	11/04/2025	4,403,571	(775,715)
Tencent Holdings Ltd.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	11/04/2025	3,666,322	16,067
Xiaomi Corp.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	11/04/2025	2,413,223	1,241,111
Net Unrealized Appreciation (Depreciation)							$466,911

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill China Dragons ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$14,954,817	$–	$–	$14,954,817
Money Market Funds	1,938,477	–	–	1,938,477
U.S. Treasury Bills	–	41,035,788	–	41,035,788
Total Investments	$16,893,294	$41,035,788	$–	$57,929,082

Other Financial Instruments:
Total Return Swaps*	2,159,678	–	–	2,159,678
Total Other Financial Instruments	$2,159,678	$–	$–	$2,159,678

Liabilities:
Other Financial Instruments:
Total Return Swaps*	(1,692,767)	–	–	(1,692,767)
Total Other Financial Instruments	$(1,692,767)	$–	$–	$(1,692,767)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of March 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
China	$12,477,751	33.2%
Ireland	2,477,066	6.6
United States	42,974,265	114.6
Liabilities in Excess of Other Assets	(20,413,378)	(54.4)
	$37,515,704	100.0%